SUPPLEMENT TO THE PROSPECTUS
Dated March 31, 1997
Mason Street Funds, Inc.

Fund Managers

Varun Mehta, Investment Officer - Public Fixed Income of Northwestern Mutual Life, is the new manager for the Select Bond Fund and the fixed income securities in the Asset Allocation Fund. He joined Northwestern Mutual Life in March, 1997. From 1993 through March 1997, Mr. Mehta was with the Ameritech Investment Management Department serving as Portfolio Manager - Fixed Income and, previously, as Portfolio Research Manager - Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst.

Gary R. Clemons, Senior Vice President, Portfolio Management/Research of Templeton Investment Counsel, Inc., is the new manager for the International Equity Fund, replacing Marc S. Joseph. Mr. Clemons joined Templeton Investment Counsel in 1993. Prior to joining Templeton Investment Counsel, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisers in New York, a subsidiary of Templeton International. Mr. Clemons holds an M.B.A. with emphasis in finance from the University of Wisconsin-Madison and a B.S. degree from the University of Nevada-Reno.

The following are the two new managers for the Growth and Income
Stock Fund, replacing Lisa Waller Oram:

Henry D. Cavanna, Managing Director of J.P. Morgan Investment Management Inc., joined J.P. Morgan in 1971. Mr. Cavanna is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania.

Michael J. Kelly, Vice President of J.P. Morgan Investment Management Inc., joined J.P. Morgan in 1985. Mr. Kelly is an institutional portfolio manager with responsibility for several employee benefit, foundation and endowment clients of J. P. Morgan. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Kelly is a Chartered Financial Analyst.

The date of this Prospectus Supplement is June 1, 1997.

HOL03   66579